State Farm Mutual Fund Trust Equity Fund	Summary Prospectus May 1, 2010

Ticker: SNEAX (Class A), SNEBX (Class B), SLEAX (Legacy Class A), SLEBX (Legacy Class B)

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at http://www.statefarm.com/mutual/investors/prospectus.asp. You can also get this information at no cost by calling 1-800-447-4930 or by sending an email request to mutualfunds@statefarm.com. The current prospectus and statement of additional information, dated May 1, 2010, are incorporated by reference into this summary prospectus.

Investment Objective:    The State Farm Equity Fund (the “Fund” or the “Equity Fund”) seeks long term growth of capital.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 within the State Farm Mutual Fund Trust. More information about these and other discounts is available from your financial professional and in the Reduced Sales Charge Options section on page 74 of the Fund’s prospectus.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.00%	None	3.00%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of redemption value or cost at time of purchase)	None	5.00%	None	3.00%
Maximum account fee*	None	None	None	None

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Management fees	0.60%	0.60%	0.60%	0.60%
Distribution [and/or Service] (12b-1 fees) fees	0.25%	0.95%	0.25%	0.65%
Other Expenses	0.36%	0.36%	0.37%	0.37%
Acquired Fund Fees & Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.22%	1.92%	1.23%	1.63%

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class A	$618	$868	$1,137	$1,903
Class B	$695	$953	$1,237	$2,061
Legacy Class A	$422	$679	$ 955	$1,744
Legacy Class B	$466	$789	$1,087	$1,826

You would pay the following expenses if you did not redeem your shares:

	After 1 year	After 3 years	After 5 years	After 10 years
Class B	$195	$603	$1,037	$2,061
Legacy Class B	$166	$514	$887	$1,826

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.

Principal Investment Strategies

Two different investment sub-advisers, Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”), select investments for the Equity Fund. Bridgeway and Westwood each manage approximately one-half of the Equity Fund’s portfolio. State Farm Investment Management Corp. (the “Manager” or “SFIMC”) monitors the performance of the sub-advisers and the split of the portfolio between the sub-advisers. The principal investment strategies employed by the two sub-advisers for their respective portions of the portfolio are discussed separately below.

Bridgeway primarily invests its portion of the Equity Fund in a diversified portfolio of large growth stocks. Bridgeway defines “large stocks” as the largest 500 companies traded in the U.S. as measured by market capitalization (stock market worth). Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Bridgeway selects stocks within the large-cap growth category for the Equity Fund according to proprietary quantitative models. At least 80% of Bridgeway’s portion of the Equity Fund’s net assets (plus borrowings for investment purposes) are invested in stocks from among those in the large-cap growth category at the time of purchase.

Under normal market conditions, Westwood invests at least 80% of its portion of the Equity Fund (which includes, for purposes of this test, the amount of any borrowings for investment purposes) primarily in common stocks of large capitalization companies, including foreign companies. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth, such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines large capitalization companies as those companies with market capitalizations greater than $5 billion at the time of purchase, while seasoned companies generally have been operating for at least three years.

Both Bridgeway and Westwood may sell individual securities for several reasons including: price target of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Equity Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. Some foreign markets are considered to be emerging market countries. Investments in these countries subject the Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Legacy Class A shares. Sales loads are not reflected in the bar charts, and if the amounts were included, the returns would be lower than indicated. The table compares the Fund’s average annual total returns for the periods listed to a measure of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

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The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 12.47%,

during the second quarter of 2009.

Worst quarter: - 24.19%

during the fourth quarter of 2008.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for Legacy Class A shares only, and the after-tax returns for Class A, Class B and Legacy Class B shares will vary.

Equity Fund	1-Year	5-Year	12/18/2000 to 12/31/2009
Return Before Taxes—Legacy Class A	16.98%	-4.55%	-3.46%
Return After Taxes on Distributions—Legacy Class A	16.90%	-5.39%	-3.98%
Return After Taxes on Distributions and Sale of Fund Shares—Legacy Class A	11.15%	-3.71%	-2.83%
Return Before Taxes—Legacy Class B	17.32%	-4.63%	-3.51%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.02%

Fund Management

Investment Adviser—The investment adviser for the Fund is SFIMC.

Sub-Adviser—The Fund is sub-advised by Bridgeway and Westwood.

Portfolio Managers—

	Name	Title	Length of Service
Bridgeway	John Montgomery	President	16

	Elena Khoziaeva	Investment Team Member	10

	Michael Whipple	Investment Team Member	7

	Rasool Shaik	Investment Team Member	3

Westwood	Susan M. Byne	Chairman, CIO	27

	Mark R. Freeman	Senior Vice President	11

	Kellie R. Stark	Senior Vice President	18

	Scott D. Lawson	Vice President	7

	Jay K. Singhania	Vice President	9

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$250 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$50 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, clicking on the “Mutual Funds” link, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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